SUPPLEMENT
DATED SEPTEMBER 15, 2002
TO THE
PROSPECTUS
DATED MAY 1, 2002
FOR
PERSPECTIVE ADVISORS FIXED AND VARIABLE ANNUITY

JACKSON NATIONAL SEPARATE ACCOUNT III

Effective September 16, 2002, Perspective Advisors Fixed and Variable Annuity will no longer be available for purchase by non-natural owners (entities) other than qualified plans and certain trusts.

Effective September 30, 2002, all references to J.P. Morgan/JNL International & Emerging Markets Fund should be changed to JPMorgan/JNL International Value Fund.

On page 18, the section entitled “Dollar Cost Averaging” should be deleted and replaced in its entirety with the following:

You can arrange to have a regular amount of money periodically transferred automatically into the investment divisions and other guaranteed fixed account from the one-year guaranteed fixed accounts or any of the other investment divisions. This theoretically gives you a lower average cost per unit for the investment divisions over time than you would receive if you made a one-time purchase. The more volatile investment divisions may not result in lower average costs, and such divisions may not be an appropriate source of dollar cost averaging transfers in volatile markets. Certain restrictions may apply.

(To be used with VC3657 Rev. 05/02.)

V8071 Rev. 09/02